UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2001

NEFF CORP.

(Exact name of registrant as specified in its charter)

Delaware 001-14145 65-0626400
____________________________ ________________________ ____________________
(State or other jurisdiction (Commission File Number) (I.R.S. Employer of Incorporation) identification Number)

3750 N.W. 87th Avenue, Suite 400, Miami, Florida 33178

(Address or principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (305) 513-3350

Item 5. OTHER EVENTS

On May 23, 2001 we amended our existing $219.5 million credit facility with our lenders. The following discussion summarizes the amendment and is qualified in its entirety by the specific terms of the amendment, which is filed as an exhibit to this Current Report on Form 8-K.

The amendment permanently waives our defaults under the credit agreement for failure to comply with certain financial covenants at December 31, 2000 and March 31, 2001. It also reduces the total loan commitment from $219.5 million to $160.0 million as of June 30, 2001, with additional reductions to the total commitment each quarter until December 31, 2002, when the total loan commitment will be $120.0 million.

Under the amendment, net capital expenditures may not exceed $10.0 million in any fiscal year. In addition, changes were made to the financial covenants regarding the interest ratio and the leverage ratio that we are required to maintain, as noted in the amendment. The amendment also includes an increase in pricing.

Item 7. EXHIBITS

  Exhibits

    Seventh Amendment to Credit Agreement, dated as of May 17, 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neff Corp.

Registrant

Date: May 24, 2001

/s/ Mark Irion

Mark Irion

Chief Financial Officer

On behalf of the registrant and as

Principal Financial and Accounting

Officer

EXHIBIT INDEX

Exhibit Number Description Page

99.1 Seventh Amendment to Credit Agreement, dated as of May 17, 2001 5

Exhibit 99.1

SEVENTH AMENDMENT

SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of May 17, 2001, among NEFF CORP. (the "Company"), NEFF RENTAL, INC. ("Neff Rental" and, together with the Company, the " Borrowers" and each, a "Borrower"), the lenders party to the Credit Agreement referred to below (the "Lenders"), and Bankers Trust Company, as Agent (the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

W I T N E S S E T H :

WHEREAS, the Borrowers, the Lenders and the Agent are party to a Credit Agreement, dated as of May 1, 1998 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement"); and

WHEREAS, the parties hereto wish to amend the Credit Agreement as set forth herein;

NOW, THEREFORE, it is agreed:

1. Notwithstanding anything to the contrary contained in the Waiver, dated as of March 29, 2001 (the "Previous Waiver"), to the Credit Agreement, the Lenders hereby permanently waive the Events of Default that have arisen under the Credit Agreement solely as a result of the failure of the Company to comply with (i) Section 9.08 of the Credit Agreement for the Test Periods ended on December 31, 2000 and March 31, 2001 and (ii) Section 9.09 of the Credit Agreement for the period from December 31, 2000 through and including the Seventh Amendment Effective Date (as hereinafter defined).

2. The Lenders and the Borrowers hereby agree that, from and after the Seventh Amendment Effective Date, the provisions of Section 2 of the Previous Waiver shall no longer be applicable, and all Credit Events occurring thereafter shall be made in accordance with, and shall be subject to the provisions and limitations set forth in, the Credit Agreement (after giving effect to this Amendment).

3. On the Seventh Amendment Effective Date, the Borrowers and the Lenders hereby agree that the Total Commitment shall be permanently reduced to $160,000,000 (as such amount may be further reduced from time to time in accordance with the terms of the Credit Agreement), and with such reduction to apply proportionately to permanently reduce the Commitment of each Lender.

4. Section 3.03 of the Credit Agreements is hereby amended by inserting the following new clause (g) at the end thereof:

"(g) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, on each date set forth below the Total Commitment shall be permanently reduced by the amount set forth opposite each such date below:

Date Total Commitment

September 30, 2001 $5,000,000
December 31, 2001 $5,000,000
March 31, 2002 $15,000,000
June 30, 2002 $5,000,000
September 30, 2002 $5,000,000
December 31, 2002 $5,000,000".

5. Section 8.02 of the Credit Agreement is hereby amended by (i) deleting the last sentence of clause (a) thereof and (ii) inserting the following new clause (c) immediately following clause (b) thereof:

"(c) In addition to the foregoing, upon the request of the Agent or the Required Lenders, the Company will, and will cause each of its Subsidiaries to, (x) permit the Agent, one or more Lenders approved by the Agent and/or one or more third party consultants selected by the Agent to conduct (all at the Borrowers' expense) (i) up to two appraisals of the Collateral (each of which appraisals also shall include an analysis of the Orderly Liquidation Value of the Financed Equipment) during any fiscal year of the Company and (ii) up to two audits of the Collateral (each of which audits also shall include a reconciliation of the Borrowing Base against the Credit Parties' books and records) during any fiscal year of the Company and (y) cooperate with and/or assist the Agent, such other Lenders and/or such third party consultants with the foregoing procedures."

6. Section 9.07(a) of the Credit Agreement is hereby deleted and the following new Section 9.07(a) is inserted in lieu thereof:

"(a) The Company will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures, except that during any fiscal year of the Company (taken as one accounting period), the Company and its Subsidiaries may make Capital Expenditures so long as the aggregate amount of all Net Capital Expenditures made in any such fiscal year does not exceed $10,000,000."

7. Section 9.07 of the Credit Agreement is hereby further amended by (i) deleting the text of clause (b) thereof and inserting "(Intentionally omitted.)" in lieu thereof and (ii) deleting clause (h) thereof.

8. The table appearing in Section 9.08 of the Credit Agreement is hereby deleted in its entirety and the following new table is inserted in lieu thereof:

"Fiscal Quarter Ending Ratio

June 30, 2001 2.10:1.00
September 30, 2001 2.10:1.00
December 31, 2001 2.25:1.00

March 31, 2002 2.35:1.00
June 30, 2002 2.50:1.00
September 30, 2002 2.50:1.00
December 31, 2002 2.50:1.00".
and the last of each fiscal quarter thereafter

9. The table appearing in Section 9.09 of the Credit Agreement is hereby deleted in its entirety and the following new table is inserted in lieu thereof:

"Period Ratio

"May 23, 2001 through and
including September 29, 2001 4.50:1.00

September 30, 2001 through and
including, December 30, 2001 4.40:1.00

December 31, 2001 through and
March 30, 2002 4.15:1.00

March 31, 2002 through and
June 29, 2002 3.85:1.00

June 30, 2002 through and
including September 29, 2002 3.75:1.00

September 30, 2002 through and
including December 30, 2002 3.65:1.00

December 31, 2002 and thereafter 3.50:1.00".

10. Section 9 of the Credit Agreement is hereby further amended by inserting the following new Section 9.15 at the end thereof:

"9.15 Trade-In Transactions. Notwithstanding anything to the contrary contained in this Agreement (including Sections 9.02 and 9.05), from and after May 23, 2001, the Company will not, and will not permit any of its Subsidiaries to, enter into a Trade-In Transaction otherwise permitted under this Agreement unless the consideration received by the Company or such Subsidiary consists solely of cash equal to at least the fair market value of such Inventory and/or Equipment, a credit equal to at least the fair market value of such Inventory and/or Equipment and/or like Inventory or Equipment with at least an equivalent fair market value and with all such consideration to be received at the time of the consummation of such Trade-In Transaction; provided that no more than $7,500,000 of credits in the aggregate may be outstanding at any time."

11. The definition of "Eligible Account" appearing in Section 11.01 of the Credit Agreement is hereby amended by (i) redesignating existing clause (t) thereof as clause (u), (ii) deleting the text "or" appearing at the end of clause (s) thereof and (iii) inserting the following new clause (t) immediately following clause (s) thereof:

"(t) that arises as a result of any consideration consisting of a credit received by such Credit Party in connection with any Trade-In Transactions; or".

12. Section 11.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

"Net Capital Expenditures" shall mean, for any period, the aggregate amount of all Capital Expenditures made or incurred by the Company and its Subsidiaries for such period net of the aggregate amount of all credits received in connection with any Trade-In Transactions for such period and all cash proceeds or other consideration (other than any such credits) received or receivable from the sale of Equipment in the ordinary course of business for such period; provided that, to the extent such other consideration is in the form of a receivable or other non-cash consideration, same must be converted into cash at the face amount thereof within 90 days from the date of such sale (and, to the extent that such conversion does not occur within such 90 day period, the sale of such Equipment shall be deemed not to have occurred for purposes of this definition).

"Seventh Amendment" shall mean the Seventh Amendment, dated as of May 17, 2001, to this Agreement.

"Trade-In Transaction" shall mean a transaction in which the Company or a Subsidiary thereof trades in Inventory and/or Equipment to a dealer or an original equipment manufacturer in consideration for a combination of cash, credit and/or like Inventory or Equipment.

13. Section 11.01 of the Credit Agreement is hereby further amended by deleting the definitions of "Applicable Base Rate Margin", "Applicable Eurodollar Rate Margin", "Borrowing Base" and "Orderly Liquidation Value" appearing therein in their entirety and inserting the following new definitions in lieu thereof:

"Applicable Base Rate Margin" shall mean (i) for the period from May 23, 2001 through but not including the first Start Date after May 23, 2001, 2.250%, and (ii) from and after any Start Date to and including the corresponding End Date, the respective percentage per annum set forth in clause (A), (B), (C), (D), (E), (F) or (G) below if, but only if, as of the Test Date for such Start Date the applicable condition set forth in clause (A), (B), (C), (D), (E), (F) or (G) below, as the case may be, is met:

(A)  2.250% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be greater than 4.00:1:00;

(B)  2.000% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than or equal to 4.00:1.00 and greater than 3.75:1.00;

(C) 1.625% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than or equal to 3.75:1.00 and greater than 3.50:1.00;

(D)  1.375% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than or equal to 3.50:1.00 and greater than 3.00:1.00;

(E)  1.125% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than or equal to 3.00:1.00 and greater than 2.50:1:00;

(F)  1.000% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than or equal to 2.50:1.00 and greater than 2.00:1.00; and

(G) 0.750% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than or equal to 2.00:1.00.

Notwithstanding anything to the contrary above in this definition, (i) for the period prior to May 23, 2001, interest on Base Rate Loans shall accrue at the rates provided for in this Agreement without giving effect to the Seventh Amendment, and (ii) the Applicable Base Rate Margin shall be 2.250% at all times when a Default or an Event of Default shall exist."

"Applicable Eurodollar Rate Margin" shall mean (i) for the period from May 23, 2001 through but not including the first Start Date after May 23, 2001, 3.250%, and (ii) from and after any Start Date to and including the corresponding End Date, the respective percentage per annum set forth in clause (A), (B), (C), (D), (E), (F) or (G) below if, but only if, as of the Test Date for such Start Date the applicable condition set forth in clause (A), (B), (C), (D), (E), (F) or (G) below, as the case may be, is met:

(A)  3.250% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be greater than 4.00:1.00;

(B) 3.000% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than or equal to 4.00:1.00 and greater than 3.75:1.00;

(C)  2.625% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than or equal to 3.75:1.00 and greater than 3.50:1.00;

(D)  2.375% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than or equal to 3.50:1.00 and greater than 3.00:1.00;

(E)  2.125% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than or equal to 3.00:1.00 and greater than 2.50:1.00;

(F)  2.000% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than or equal to 2.50:1.00 and greater than 2.00:1.00; and

(G)  1.750% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than or equal to 2.00:1.00.

Notwithstanding anything to the contrary above in this definition, (i) for the period prior to May 23, 2001, interest on Eurodollar Loans shall accrue at the rates provided for in this Agreement without giving effect to the Seventh Amendment, and (ii) the Applicable Eurodollar Rate Margin shall be 3.250% at all times from and after May 23, 2001 when a Default or an Event of Default shall exist.

"Borrowing Base" shall mean, at any time, an amount determined from the Borrowing Base Certificate most recently delivered pursuant to Section 8.01(j) to be equal to the sum of: (I) for Eligible Financed Equipment, 80% of the Net Book Value thereof or 80% of the Orderly Liquidated Value thereof, whichever is less at the time of any determination thereof, (II ) 80% of Eligible Accounts of the Credit Parties and (III) 60% of Eligible Parts Inventory of the Credit Parties.

"Orderly Liquidation Value" of any asset shall mean, as determined by a desk top professional opinion of Max Rouse & Sons, Inc. or such other appraisal company of similar qualifications and standing acceptable to the Agent, an expected gross dollar amount to be realized at an orderly negotiated sale of such asset held within a reasonable period of time as of the date of such opinion (as set forth in the most recently delivered review and/or appraisal delivered pursuant to Section 8.02).

14. This Amendment shall become effective on the date (the "Seventh Amendment Effective Date") when (i) the Borrowers and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and have delivered (including by way of facsimile transmission) the same to the Agent at the Notice Office and (ii) the Borrowers shall have paid to the Agent for the account of each Lender that has executed a counterpart hereof and delivered same to the Agent at the Notice Office on or prior to 5:00 P.M. (New York time) on May 23, 2001, an amendment fee equal to 0.25% of the amount of such Lender's Revolving Loan Commitment at such time (after giving effect to this Amendment).

15. In order to induce the Lenders to enter into this Amendment, each Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Seventh Amendment Effective Date, after giving effect to this Amendment, and (ii) on the Seventh Amendment Effective Date, after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects.

16. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

17. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with each Borrower and the Agent.

18. THIS Amendment AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

* * *

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.

NEFF CORP.

By

Title:

NEFF RENTAL, INC.

By

Title:

BANKERS TRUST COMPANY, Individually

and as Agent

By

Title:

TRANSAMERICA BUSINESS CREDIT
CORPORATION

By

Title:

LASALLE BUSINESS CREDIT, INC.

By

Title:

CIT GROUP/BUSINESS CREDIT, INC.

By

Title:

IBJ SCHRODER BUSINESS CREDIT

CORPORATION

By

Title:

NATIONAL BANK OF CANADA

By

Title:

FIRST UNION NATIONAL BANK

By
Title:

UNION BANK OF CALIFORNIA N.A.

By
Title:

BANK ATLANTIC

By
Title:

FLEET CAPITAL

By
Title:

BANK POLSKA KASA OPIEKI S.A.

By
Title:

CREDIT LYONNAIS NEW YORK BRANCH

By
Title:

By
Title:

GMAC COMMERCIAL CREDIT LLC

By
Title:

FLEET NATIONAL BANK

By
Title: